SUPPLEMENT TO THE PROSPECTUSES
                                       OF

               Evergreen Select Intermediate Tax Exempt Bond Fund


     Effective January 5, 1999, the name of the fund has been changed to Evergreen Select Intermediate Term Municipal Bond Fund.








































January 5, 1999                                                         547182